UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2004

AirTran Holdings, Inc.
(Exact name of registrant as specified in its charter)
State of Incorporation:  Nevada

9955 AirTran Boulevard, Orlando, Florida  32827
(Address of principal executive offices)  (Zip Code)

(407) 251-5600
(Registrant's telephone number, including area code)

Commission file number: 1-15991     I.R.S. Employer Identification No: 58-2189551

Item 7.  Financial Statements and Exhibits.

  (c) Exhibits. The following exhibits are attached to this Current Report on Form 8-K (this "Report"):
99.1	Press Release dated July 27, 2004.
99.2	Reconciliation of Non-GAAP financial measures disclosed during July 27, 2004 conference call to comparable financial measures reported on a GAAP basis.

Item 9.  Regulation FD Disclosure.

On July 27, 2004, members of AirTran Holdings, Inc. (the "Company") management held a conference call with investors to discuss the release of the Company's financial results for the second quarter ended June 30, 2004 as well as certain information regarding estimates for 2004.

During this call, management noted the following expectations about the Company's performance:
--	Cash and cash equivalents at June 30, 2004 were $387.3 million (including $8.7 million restricted).
--	Long-term debt at June 30, 2004 was $258.9 million.
--	Stockholders' equity at June 30, 2004 was $329.5 million.

--

Q3 2004 trends:
- Capacity growth of 16% versus Q3 2003;
- RASM trend year-over-year similar to Q1 2004;
- Load factor below Q3 2003;
- Yield comparable to Q3 2003;
- Stage length growth in the range of 1%-2% versus Q3 2003; and
- Non-fuel unit costs increasing in the range of 1%-2% versus Q3 2003.

--	Q4 2004 trends: - Capacity growth of 25% versus Q4 2003; - Stage length growth in the range of 3%-4% versus Q4 2003; and - Non-fuel unit costs decreasing in the range of 1%-2% versus Q4 2003.

--	For the full year 2004 we expect non-fuel unit costs will be flat to down 1% year-over-year.

--	53% of Q3 expected fuel consumption is hedged at $0.85 - $0.90 per gallon raw product.
--	42% of Q4 expected fuel consumption is hedged at $0.85 - $0.90 per gallon raw product.
--	22% and 10% of expected fuel consumption is hedged at an average price per gallon of $0.79 and $0.77 for the periods Q1 2005 and Q2-Q4 2005, respectively.
--	We project that our all-in price per gallon of fuel including the benefits of hedging will be in the range of $1.05 - $1.15 for the remainder of 2004.

--	Estimated capital expenditures for second half of 2004: - $10 million for aircraft-related; and - $10 million for nonaircraft-related.
--	Corporate income tax rate for full year 2004 is projected in the range of 39%-40%.
--	Financial results for Q3 and Q4 2004 are expected to be profitable.

In addition to the above, pro-forma earnings per share results that were not included in the Press Release attached hereto as Exhibit 99.1 were discussed during the conference call. In accordance with SEC Regulation G, the Company is providing further disclosure of the reconciliation of this non-GAAP financial measure to a comparable financial measure reported on a GAAP basis. This reconciliation is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 12.  Results of Operations and Financial Condition.

On July 27, 2004, the Company issued an earnings release (the "Press Release") reporting the Company's results for the second quarter ended June 30, 2004. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Form 8-K, including the Exhibits, contain forward-looking statements. Statements regarding the Company's success, business model, improved operational performance and our ability to maintain or improve low costs are forward-looking statements and are not historical facts. Instead, they are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand and acceptance of services offered by the Company, the Company's ability to maintain current cost levels, fare levels and actions by competitors, regulatory matters and general economic conditions. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's annual report on Form 10-K for the year ended December 31, 2003. The Company disclaims any obligation or duty to update or correct any of its forward-looking statements.

The information contained in this Report, including the Exhibits, is furnished in accordance with general instruction B.6 of Form 8-K, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2004	AirTran Holdings, Inc. (Registrant) /s/ Stanley J. Gadek Stanley J. Gadek Senior Vice President, Finance, Treasurer and Chief Financial Officer (Principal Accounting and Financial Officer)